Exhibit 99.4

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 PAGE 1 OF 2 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0000614268_1 R1.0.0.6 THE COMMUNITY FINANCIAL CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on June 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TCFC2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT on June 19, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors unanimously recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. The approval of the Agreement and Plan of Merger, dated December 14, 2022, by and between Shore Bancshares, Inc. and The Community Financial Corporation ("TCFC") and the transactions contemplated thereby, including the merger of TCFC with and into Shore Bancshares, Inc. (the "Merger"). 2. Non-binding resolution to approve the compensation payable to the named executive officers of TCFC in connection with the Merger. 3. The approval of one or more adjournments of the TCFC special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the TCFC special meeting to approve the TCFC merger proposal. NOTE: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Joint Proxy Statement/Prospectus for the Special Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000614268_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com THE COMMUNITY FINANCIAL CORPORATION SPECIAL MEETING OF STOCKHOLDERS JUNE 20, 2023 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Louis P. Jenkins, Jr. and E. Lawrence Sanders, III with full powers of substitution in each, to act as attorneys and proxies for the undersigned to vote all shares of common stock of The Community Financial Corporation (the "Company" or "TCFC") that the undersigned is entitled to vote at the 2023 Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/TCFC2023SM on Tuesday, June 20, 2023 at 10:00 a.m. (the "Special Meeting") and at any and all adjournments thereof, as indicated on the reverse side. Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. NO OTHER BUSINESS MAY BE CONDUCTED AT THE TCFC SPECIAL MEETING. Continued and to be signed on reverse side

Dear ESOP Participant: On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form to convey your voting instructions to Austin J. Slater, Jr., Joseph V. Stone, Jr., and Kathryn M. Zabriskie, Trustees for the Community Bank of the Chesapeake Employee Stock Ownership Plan and Trust (the “ESOP”) on the proposals presented at the Special Meeting of Stockholders of The Community Financial Corporation (the “Company”) on June 20, 2023. Also attached is the Joint Proxy Statement/Prospectus for the Company’s Special Meeting of Stockholders. As an ESOP participant, you are entitled to instruct the ESOP Trustees how to vote the shares of Company common stock allocated to your ESOP account as of May 2, 2023, the record date for the Special Meeting. The Trustees will vote all allocated shares of Company common stock as directed by ESOP participants. The Trustees will vote unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions received from ESOP participants, subject to the exercise of their fiduciary duties. To direct the ESOP Trustees how to vote the shares of common stock allocated to your ESOP account, please complete and sign the attached vote authorization form and return it to Barbara Lucas by following the instructions indicated on the vote authorization form no later than June 14, 2023. Sincerely, Austin J. Slater, Jr. Chairman of the Board

VOTE AUTHORIZATION FORM COMMUNITY BANK OF THE CHESAPEAKE EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST THE COMMUNITY FINANCIAL CORPORATION Special Meeting of Stockholders – June 20, 2023 With respect to all shares of common stock of The Community Financial Corporation (the “Company”) that are allocated to the account of the undersigned pursuant to the Community Bank of the Chesapeake Employee Stock Ownership Plan and Trust (the “ESOP”), the undersigned hereby directs Austin J. Slater, Jr., Joseph V. Stone, Jr., and Kathryn M. Zabriskie as Trustees of the Trust established under the ESOP, to vote such shares at the Virtual Special Meeting of Stockholders (the “Meeting”) to be held on Tuesday, June 20, 2023 at 10:00 a.m., local time, and at any and all adjournments thereof as follows: The Board of Directors unanimously recommends a vote “FOR” Proposals 1, 2 and 3. You are to vote my shares as follows: PLEASE MARK VOTES AS IN THIS EXAMPLE 1. THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, DATED DECEMBER 14, 2022, BY AND BETWEEN SHORE BANCSHARES, INC., AND THE COMMUNITY FINANCIAL CORPORATION (“TCFC”) AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER OF TCFC WITH AND INTO SHORE BANCSHARES, INC. (THE “MERGER”). FOR AGAINST ABSTAIN 2. NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION PAYABLE TO THE NAMED EXECUTIVE OFFICERS OF TCFC IN CONNECTION WITH THE MERGER. FOR AGAINST ABSTAIN 3. THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE TCFC SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE TCFC SPECIAL MEETING TO APPROVE THE TCFC MERGER PROPOSAL. FOR AGAINST ABSTAIN The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of the Joint Proxy Statement/Prospectus for the Special Meeting. PARTICIPANT’S NAME Dated: ____________________, 2023 ___________________________________ SIGNATURE OF PARTICIPANT Please complete this direction form and sign, date and return it by email to lucasb@cbtc.com or by mail to Barbara Lucas, The Community Financial Corporation, P. O. Box 38, Waldorf, MD 20604 by June 14, 2023.